SUPPLEMENT DATED FEBRUARY 26, 2010

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT LATITUDE AND NEW YORK KEYPORT CHARTER

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT OPTIMA AND NEW YORK KEYPORT VISTA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

Effective April 30, 2010, each portfolio of the AIM Variable Insurance Funds will change their name as follows:

Current Name	New Name

AIM V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
AIM V.I. International Growth Fund	Invesco V.I. International Growth Fund

The name of AIM Variable Insurance Funds will also be changing to: AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Please retain this supplement with your prospectus for future reference.

Latitude, Charter, Vista, Optima (NY) 2/10